UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2010

GREENHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-156611	26-2903011
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5171 Santa Fe Street, Suite I San Diego, California	92109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 273-2626

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 17, 2010, GreenHouse Holdings. Inc. (the "Registrant") announced at a press conference in Guadalajara, Mexico that the Registrant’s subsidiary, GreenHouse Soluciones S.A. de C.V (GHS), recently completed the purchase of a 25-acre parcel of land in Amatitan-Tequila Valley  located in Jalisco, Mexico.  At the conference, the Registrant distributed the presentation materials attached hereto as Exhibit 99.2.  The Registrant had previously disclosed the acquisition of the property in its From 10-Q filed on August 16, 2010.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 17, 2010 announcing creation of GreenHouse Soluciones S.A. de C.V

99.2	GreenHouse Soluciones S.A. de C.V Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 24, 2010	GREENHOUSE HOLDINGS, INC.

	By:	/s/ Chris Ursitti
		Name:	Chris Ursitti
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 17, 2010 announcing creation of GreenHouse Soluciones S.A. de C.V

99.2	GreenHouse Soluciones S.A. de C.V Presentation Materials